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                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section
     240.14a-12.

                 Merrill Lynch Consults International Portfolio
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

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     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

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     (4)  Proposed maximum aggregate value of transaction:

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     (5)  Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

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                 MERRILL LYNCH CONSULTS INTERNATIONAL PORTFOLIO

                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                   ***INFORMATION REGARDING YOUR INVESTMENT***
           ________________________________________________________

                        SPECIAL MEETING OF SHAREHOLDERS
                       ADJOURNED UNTIL FEBRUARY 16, 2000
          ___________________________________________________________

                                                                January 25, 2000


Dear Shareholder:

The Special Meeting of Shareholders of the Merrill Lynch Consults International Portfolio (the "Fund") originally scheduled for January 20, 2000 has been adjourned to FEBRUARY 16, 2000 in order to give Shareholders additional time to consider the approval or disapproval of the Agreement and Plan of Reorganization between the Fund and Merrill Lynch International Equity Fund.

We have not yet received voting instructions from you. All votes are vital no matter how many shares you hold and your shares cannot be voted unless we receive your executed ballot or you are present at the meeting.

The Board of Directors of the Fund believes that this proposal is in the best interest of Shareholders and recommends that you vote in favor of the approval of the Agreement and Plan of Reorganization.

For your convenience, we have established three easy methods by which to register your vote:


     1. BY TOUCH-TONE PHONE:       Please refer to the "800" number
                                   printed on your voting instruction form.


     2. BY INTERNET:               Visit www.proxyvote.com and enter the
                                   12-digit control number located on your
                                   proxy card.

     3. BY MAIL:                   Return your executed proxy in the enclosed
                                   postage paid envelope. Please utilize this option only if methods 1 and 2 are unavailable, as we may not receive your executed proxy by February 16, 2000.



Thank you for your prompt attention.

                 MERRILL LYNCH CONSULTS INTERNATIONAL PORTFOLIO
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                  ***INFORMATION REGARDING YOUR INVESTMENT***
                  -------------------------------------------
                        SPECIAL MEETING OF SHAREHOLDERS
                       ADJOURNED UNTIL FEBRUARY 16, 2000
                  -------------------------------------------

                                                                January 25, 2000

Dear Shareholder:

The Special Meeting of Shareholders of Merrill Lynch Consults International Portfolio (the "Fund") originally scheduled for January 20, 2000 has been adjourned to FEBRUARY 16, 2000 in order to give Shareholders additional time to consider the approval or disapproval of the Agreement and Plan of Reorganization between the Fund and Merrill Lynch International Equity Fund.

We have not yet received voting instructions from you. All votes are vital no matter how many shares you hold and your shares cannot be voted unless we receive your executed ballot or you are present at the meeting.

The Board of Directors of the Fund believes that this proposal is in the best interest of Shareholders and recommends that you vote in favor of the approval of the Agreement and Plan of Reorganization.

For your convenience, we have established three easy methods by which to register your vote:

1. BY PHONE:        Please call Shareholder Communications Corporation toll free at 1-800-645-7638. Representatives are available to take your vote Monday through Friday, between the hours of 9:00
                    a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern Time.

2. BY INTERNET:     Visit www.proxyvote.com and enter the 12-digit control
                    number located on your proxy card.

3. BY MAIL:         Return your executed proxy in the enclosed postage paid
                    envelope. Please utilize this option only if methods 1 and 2 are unavailable, as we may not receive your executed proxy by February 16, 2000.

Thank you for your prompt attention.